Exhibit 99.2

January 27, 2022 1 4Q 2021 Financial Results

F o r w a r d L oo k i n g S t a t eme nt s 2 Certain statements contained in this presentation are not historical facts and may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward - looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate, ”assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regard the potential effects of the COVID - 19 pandemic on the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward - looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among other factors, ongoing disruptions due to the COVID - 19 pandemic, general business and economic conditions on a national basis and in the local markets in which the Company operates; changes in consumer behavior due to changing political business and economic conditions or legislative or regulatory initiatives; the possibility that future credit losses may be higher than currently expected; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic - related legislative and regulatory initiatives and programs; and turbulence in capital and debt markets; and the risks outlined in the Company’s Annual Report on Form 10 - K, as updated by its Quarterly Reports on Form 10 - Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

x Solid quarterly net income of $28.5 million and EPS of $0.37. x Core loans (excluding PPP) grew $315 million or 4.7% during the quarter. x Deposits (excluding brokered) grew $197 million or 2.9% during the quarter. x Net interest margin of 3.52%. x Provision for credit losses of $751 thousand in Q4 compared to a $3.1 million reserve release in Q3. x The reserve for loan losses represents a coverage ratio of 140 basis points on non - PPP loans. 3 x Strong lending originations led to a robust quarter for fee income driven by customer swaps and gain on sale of loans (participations). x Lending pipelines remain strong across all business lines. x Credit quality and the economic environment continued to improve during the quarter. At year end, loans of $38.1 million had modifications under the CARES Act. x PPP loans declined $93 million during the quarter and ended the year at $68 million. x Q4 Efficiency ratio of 52.23%. Record annual earnings of $115.4 million and earnings per share of $1.48.

# Summary Income Statement

| $m, except per share amts | Linked Quarter (LQ) 4Q21 | 3Q21 | Δ | %Δ | Year over Year (YoY) 4Q20 | Δ | %Δ |
|---|---|---|---|---|---|---|---|
| Net interest income | $ 71.5 | $ 70.7 | $ 0.8 | 1% | $ 68.2 | $ 3.3 | 5% |
| Noninterest income | 10.7 | 5.6 | 5.1 | 91% | 4.2 | 6.5 | 155% |
| Security gains (losses) | - | - | - | - | - | - | - |
| Total Revenue | 82.2 | 76.3 | 5.9 | 8% | 72.4 | 9.8 | 14% |
| Noninterest expense | 42.9 | 40.9 | 2.0 | 5% | 40.0 | 2.9 | 7% |
| Pretax, Preprov. Net Rev. | 39.3 | 35.4 | 3.9 | 11% | 32.4 | 6.9 | 21% |
| Provision for credit losses | 0.8 | (3.1) | 3.9 | -126% | (2.1) | 2.9 | -138% |
| Pretax income | 38.5 | 38.5 | 0.0 | 0% | 34.5 | 4.0 | 12% |
| Provision for taxes | 10.0 | 9.7 | 0.3 | 3% | 7.8 | 2.2 | 28% |
| Net Income | $ 28.5 | $ 28.8 | $ (0.3) | -1% | $ 26.7 | $ 1.8 | 7% |
| EPS | $ 0.37 | $ 0.37 | $ - | 0% | $ 0.34 | $ 0.03 | 9% |
| Avg diluted shares (000s) | 77,864 | 78,241 | (377) | 0% | 78,681 | (817) | -1% |
| Return on Assets | 1.35% | 1.38% | -0.03% | | 1.20% | 0.15% | |
| Return on Tangible Equity | 13.83% | 14.15% | -0.32% | | 13.79% | 0.04% | |
| Net Interest Margin | 3.52% | 3.53% | -0.01% | | 3.23% | 0.29% | |
| Efficiency Ratio | 52.23% | 53.64% | -1.41% | | 55.27% | -3.04% | |

- Net Income of $28.5 million or $0.37 per share.
- Net interest income increased $0.8 million on loan volumes and lower funding costs partially offset by lower interest and fees from PPP.
- Fee income increased $5.1 million from Q3 driven by higher derivative and loan participation volumes.
- Expenses increased $2.0 million due to higher compensation and incentive costs.
- Pretax, Pre-provision net revenue increased $3.9 million or 11% from the prior quarter.
- The Provision for credit losses was $0.8 million for the quarter driven by strong loan growth.

BROOKLINE BANCORP

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M a r gi n – Y i e ld s a n d C o st s 4 Q 21 Prior Quarter L Q Δ $ milli o n s Avg Bal Interest Yield Avg Bal Interest Yield A v g B a l Interest Yield Loans $ 7,075 $ 73.6 4.16% $ 6,986 $ 74.4 4.26% $ 8 9 $ (0.8) - 0.10% Investments & earning cash 979 3.4 1.38% 963 3.4 1.40% 1 6 - - 0.02% Interest Earning Assets $ 8 , 05 4 $ 77.0 3.82% $ 7 , 94 9 $ 77.8 3.91% $ 105 $ (0.8) - 0.09% Interest bearing deposits $ 5 , 10 3 $ 4.1 0.32% $ 5 , 05 1 $ 4.6 0.36% $ 52 $ (0.5) - 0.04% Borrowings 27 3 1.4 2.05% 27 9 2.4 3.40% (6) (1.0) - 1.35% Interest Bearing Liabilities $ 5 , 37 6 $ 5.5 0.40% $ 5 , 33 0 $ 7.0 0.52% $ 46 $ (1.5) - 0.12% Net interest spread 3.42% 3.39% 0.03% Net interest income, TEB / Margin $ 71.5 3.52% $ 70.8 3.53% $ 0.7 - 0.01% LESS: Tax Equivilent Basis (TEB) Adj. - 0.1 - Net Interest Income $ 71.5 $ 70.7 $ 0.7 Estimated PPP Impact: 4Q21 P r i o r Q ua r t er L Q Δ PP P L o an s $ 120 $ 4.1 13.20% $ 2 6 2 $ 5.8 8.66% $ ( 1 41 ) $ (1.7) 4.54% Loans, excl. PPP 6,955 69.5 4.00% 6 , 7 2 4 68.6 4.08% 2 3 0 0.9 - 0.08% Earning Assets, excl. PPP 7,934 72.9 3.68% 7 , 6 8 7 72.0 3.75% 2 4 6 0.9 - 0.07% 5 Estimated PPP Margin Impact 0.15% 0.17% - 0.02% Add Back FHLB Prepayment Fees recorded in Borrowings: FHLB Prepayment Fees - - 0.00% 7,687 0.9 0.05% Margin excluding PPP and FHLB Prepayment Fees 3.37% 3.41% - 0.04%

# Summary Balance Sheet

| $m, except per share amts | Linked Quarter (LQ) 4Q21 | 3Q21 | Δ | %Δ annual. | Year over Year (YoY) 4Q20 | Δ | %Δ |
|---|---|---|---|---|---|---|---|
| Gross Loans, investment | $ 7,154 | $ 6,932 | $ 222 | 13% | $ 7,269 | $ (115) | -2% |
| Allowance for loan losses | (99) | (103) | 4 | -16% | (114) | 15 | -13% |
| Net Loans | 7,055 | 6,829 | 226 | 13% | 7,155 | (100) | -1% |
| Securities | 721 | 732 | (11) | -6% | 746 | (25) | -3% |
| Cash & equivalents | 328 | 239 | 89 | 149% | 435 | (107) | -25% |
| Intangibles | 163 | 163 | - | 0% | 164 | (1) | -1% |
| Other assets | 336 | 350 | (14) | -16% | 442 | (106) | -24% |
| Total Assets | $ 8,603 | $ 8,313 | $ 290 | 14% | $ 8,942 | $ (339) | -4% |
| | | | | | | | |
| Deposits | $ 7,050 | $ 6,873 | $ 177 | 10% | $ 6,911 | $ 139 | 2% |
| Borrowings | 357 | 268 | 89 | 133% | 820 | (463) | -56% |
| Reserve for unfunded loans | 15 | 13 | 2 | 62% | 13 | 2 | 15% |
| Other Liabilities | 186 | 180 | 6 | 13% | 256 | (70) | -27% |
| Total Liabilities | 7,608 | 7,334 | 274 | 15% | 8,000 | (392) | -5% |
| Stockholders' Equity | 995 | 979 | 16 | 7% | 942 | 53 | 6% |
| Total Liabilities & Equity | $ 8,603 | $ 8,313 | $ 290 | 14% | $ 8,942 | $ 943 | 11% |
| | | | | | | | |
| TBV per share | $ 10.73 | $ 10.51 | $ 0.22 | 8% | $ 9.96 | $ 0.77 | 8% |
| Actual shares outstanding (000) | 77,613 | 77,608 | 5 | 0% | 78,141 | (528) | -1% |
| | | | | | | | |
| Tang. Equity / Tang. Assets | 9.87% | 10.01% | -0.14% | | 8.86% | 1.01% | |
| Loans / Deposits | 101.48% | 100.86% | 0.62% | | 105.18% | -3.70% | |
| ALLL / Gross Loans | 1.38% | 1.48% | -0.10% | | 1.57% | -0.19% | |
| **ALLL / Loans excl PPP** | **1.40%** | **1.51%** | **-0.11%** | | **1.69%** | **-0.29%** | |

- Loans increased $222 million in the quarter driven by strong core net loan growth.
- Allowance for Loan Losses declined $4 million due to improving credit environment and economic outlook.
- ALLL coverage of 1.40% (excluding PPP loans).
- Deposits increased $177 million as core deposits continued to grow.
- Borrowings increased $89 million to maintain liquidity targets.

BROOKLINE BANCORP

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L oa n a n d D e po s i t C o m po s i t io n Loans 16% 16% 57% 1% 10% C R E C &I P P P Eq u i p me nt C o n s u m e r 27% 9% 13% 33% 16% D e po s i t s 2% D D A N OW Sav i ngs M M k t C D s B r k d 7 $ milli o n s 4Q21 3Q21 Δ %Δ an. 4Q20 Δ %Δ CRE $ 4,103 $ 3,909 $ 194 20% 3,824 $ 279 7% Commercial 713 624 89 57% 693 20 3% N S PPP Loans 68 161 (93) - 231% 489 (421) - 86% L O A Equipment Finance 1,106 1,085 21 8% 1,092 14 1% Consumer 1,164 1,153 11 4% 1,171 (7) - 1% Total Loans $ 7,154 $ 6,932 $ 222 13% $ 7,269 $ (115) - 2% Demand deposits $ 1,888 $ 1,816 $ 72 16% 1,592 $ 296 19% NOW 604 513 91 71% 514 90 18% IT S Savings 916 823 93 45% 702 214 30% P O S Money market 2,358 2,393 (35) - 6% 2,019 339 17% D E CDs 1,118 1,142 (24) - 8% 1,390 (272) - 20% Brokered deposits 166 186 (20) - 43% 694 (528) - 76% Total Deposits $ 7,050 $ 6,873 $ 177 10% $ 6,911 $ 139 2% Linked Quarter (LQ) Year over Year (YoY) ▪ Total loans increased $222 million driven by $315 million in core loan growth as PPP loans declined $93 million in the quarter. ▪ Total deposits increased $177 million as brokered deposits declined $20 million. ▪ Solid growth in non - maturity accounts as customers continue to shift funds from CD products.

S B A G u a r a nt ee d PP P L oa n s ▪ $93 million in SBA - PPP loan satisfactions in the quarter. ▪ Anticipate the remaining $68 million in SBA - PPP loans to be largely satisfied during Q1 2022. ▪ As of December 31, 2021 there were $1.7 million in net deferred fees to be amortized into income. As of: 12/31/2021 * Fees, net of deferred costs, amortized over the life of the loan and accelerate on loan satisfaction. $ millions Brookline Bank Bank Rhode Island B r oo k li n e Bancorp PPP Loans Outstanding $ 29.4 $ 38.3 $ 67.7 2 Year 0.7 12.0 12.7 5 Year 28.7 26.3 55.0 # Loans (actual) 99 79 178 Avg Loan Size ($000) $297.0 $484.8 $380.3 Unamortized Fees * $ 0.9 $ 0.8 $ 1.7 2 Year - - - 5 Year 0.9 0.8 1.7 8

Customer and Community Support – Modified Loan Payments As of: 12/31/2021 Portfolio Current CARES Modifications $ millions 4Q21 # Loans Modified % of Port. CRE $ 3,431 6 $ 19 0.6% Commercial** 1,274 - - 0.0% Equipment Finance** 1,217 92 19 1.6% Consumer 1,164 - - 0.0% Subtotal $ 7,086 98 $ 38 0.5% 0 . 0% 0 . 5% SBA - PPP Loans 68 - - Total Gross Loans $ 7,154 98 $ 38 ** Commercial and Equipment Finance includes Owner Occupied Commercial Real Estate. ▪ $38 million in loans modified under the CARES Act. ▪ Loans previously modified are closely monitored to evaluate ongoing strength . 9

L oa n M odi f i c a t io n s – S ec t o r s o f Int e r e st ▪ Credit quality and the economic environment continued to improve during the quarter. $ millions 4Q21 # Loans Modified % of Sector EF Core - Laundry, etc. $ 699 58 $ 4 0.6% Macrolease - Fitness Equip. 171 19 12 7.0% Specialty Vehicle - Tow, etc. 347 14 4 1.2% Retail (CRE) 527 4 11 2.1% Office 638 1 5 0.8% Selected Sectors $ 2,382 96 $ 36 1.5% Other 4,772 2 2 0.0% TOTAL $ 7,154 98 $ 38 0.5% As of: 12/31/2021 P o r t fo li o Current CARES Modifications 10

C api t a l S tr e n g t h 11 ▪ As of December 31, 2021, the Company maintained capital well above regulatory “well capitalized” requirements. ▪ On November 15, 2021, the Company announced a $20 million stock buyback program authorizing management to repurchase stock through December 31, 2022. During the fourth quarter no shares were repurchased. p r e limi na r y e s t im a t e s * Regulatory BASEL III Requirements Brookline Board Policy Limits Capital in Excess of "Well Capitalized" $ milli o n s Dec - 21 Minimum "Well C ap i t a li ze d " Policy M i n i m u m s Op e r a t i n g Targets Excess Ratio E x c e ss C ap i t al Tier 1 Common / RWA 12.0% ≥ 4.5% ≥ 6.5% ≥ 7.5% ≥ 8.0% 5.5% $ 381.3 Tier 1 / RWA 12.1% ≥ 6.0% ≥ 8.0% ≥ 9.0% ≥ 9.5% 4.1% $ 286.2 Total Risk Based Capital 14.4% ≥ 8.0% ≥ 10.0% ≥ 11.0% ≥ 11.5% 4.4% $ 308.1 Leverage Ratio 10.2% ≥ 5.0% ≥ 5.0% ≥ 5.5% ≥ 6.0% 5.2% $ 429.6 * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings.

R e g u la r Di v id e n d s P e r S h a r e The Board of Directors announced a dividend of $0.125 per share payable February 25, 2022 to stockholders of record on February 11, 2022. 0 . 0 4 6 12 $0 . 0 9 6 $0 . 1 1 0 $0 . 2 1 0 $0 . 3 1 6 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 5 5 $0 . 3 6 0 $0 . 3 6 0 $0 . 3 9 5 $0 . 4 4 0 $0 . 4 6 0 $0 . 4 8 0 $0 . 1 2 5 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 201 8 201 9 202 0 202 1 Q 1'22

QUESTIONS Paul A. Perrault, Chairman and Chief Executive Officer Carl M. Carlson, Co - President and Chief Financial Officer Thank You. 13

APP EN D I X 14

N o n P e r f o r m i n g A ss e t s a n d Ne t Ch a r g e O f f s 15 4Q21 3Q21 Δ 4Q20 Δ Non Performing Assets (NPAs), in milli ons CRE $ 10.9 $ 11.0 $ (0.1) $ 7.2 $ 3.7 C&I 17.4 20.3 (2.9) 24.6 (7.2) Consumer 4.2 4.6 (0.4) 6.7 (2.5) Total Non Performing Loans (NPLs) 32.5 35.9 (3.4) 38.5 (6.0) Other real estate owned - - - 5.4 (5.4) Other repossessed assets 0.7 0.6 0.1 1.1 (0.4) Total NPAs $ 33.2 $ 36.5 $ (3.3) $ 45.0 $ (11.8) NPLs / Total Loans 0.45% 0.52% - 0.07% 0.53% - 0.08% NPAs / Total Assets 0.39% 0.44% - 0.05% 0.50% - 0.11% Net Charge Offs (NCOs), in millions CRE loans $ - $ - $ - $ 3.4 $ (3.4) C&I loans 2.1 1.3 0.8 1.1 1.0 Consumer loans - - - (0.1) 0.1 Total Net Charge Offs $ 2.1 $ 1.3 $ 0.8 $ 4.4 $ (2.3) NCOs / Loans (annualized) 0.12% 0.07% 0.05% 0.24% - 0.12% Linked Quarter (LQ) Year over Year (YoY)

M a j o r L oa n S e g me nt s wi t h In d ustr y B r e a k d o w n $3,431 $1,274 $1,217 $1,164 4Q21 Loans outstanding ($millions) – Excludes PPP Loans Investment CRE 49% Commercial 18% Equipment Finance 17% Consumer 16% P e r m Co n s t r T o t a l % T o t a l % T o t a l % T o t a l % Food & Lodging Manufacturing Finance and Ins W h o l e s a l e T ra d e Professional RE Agents / Brokers Health Care / Social Construction Retail Arts, Entert., Rec Condo T ran s. / W ar e h o u si ng Other Services $ 24 9 20% 153 12% 129 10% 92 7% 88 7% 115 9% 92 7% 42 3% 68 5% 65 5% 47 4% 25 2% 109 9% Residential Home Equity Ot h er Co n s u m er Purchase Mtge $ 79 2 68% 324 28% 40 3% 8 1% Total $ 1,164 100% - Apar t m e n t Retail Office Industrial Mixed Use 1 - 4 F a m il y Hotel Land Ot h er 262 $ 92 9 $ 7 5 $ 1 , 00 4 29% 519 8 527 15% 637 2 639 19% 467 6 473 14% 312 8 320 9% 8 14 22 1% 137 12 149 4% 13 13 0% 22 284 8% Total $ 3,271 $ 160 $ 3,431 100% Fitness - Macrolease 17 1 14% Eastern Funding Core Laundry $ 487 40% Grocery 43 4% Dry Cleaning 11 1% Restaurant 13 1% Car Wash 8 1% EF CRE 110 9% Other EF 27 2% Specialty Vehicle Tow Truck 165 14% Heavy Tow 66 5% FedEx 42 3% Trailer 18 1% Other Vehicle 56 5% Total $ 1,274 100% Total $ 1,217 100% Loans, excluding PPP SBA - PPP Loans Total Loans Outstanding $ 7,086 68 $ 7,154 Owner Occupied CRE included in Commercial and Equipment Finance 16

C R E – L oa n t o V al u e ( L TV ) 29% 41% 30% 31% 44% 5% 22% 30% 37% 5 1% 49% 59% 57% 42% 66% 57% 56% 39% 17% 10% 9% 6% 14% 29% 21% 14% 18% 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% A p a rt m e nt R e t a i l O f f i c e Medical H o t e l R e s t au r a n t O t h e r Exposures by LTV Industrial 50% and lower M i x e d U s e 50 - 70 70 - 8 0 80+ Non Owner Occupied CRE and Multifamily Exposures at December 31, 2021. 33% 52% 2% 13% 17 Overall 53% LTV

25% 4 7% 23% 19% 22% 16% 29% 56% 27% 1 1% 7% 5% 5% 7% 0% 29% 8% 1 1% 8% 2% 4% 2% 0% 6% 2% 7% 1% 7% 8% 9% 3% 18% 19% 2 1% 9% 12% 15% 7% 18% 16% 19% 15% 1 7% 10% 6% 12% 4% 8% 12% 8% 23% 4% 3% 18% 2 1% 15% 29% 43% 22% 25% 0% 14% 28% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% Apartment R e t a i l Office 2015 and Before Restaurant O t h e r Non Owner Occupied CRE and Multifamily Exposures at December 31, 2021. Exposures by Year of Origination Industrial Mixed Use Medical Hotel 201 6 201 7 201 8 201 9 202 0 2021 24 % C R E - V i nt a g e 10% 15% 9% 7% 8% 27% 18

C o nsu me r L oa n s – L T V / F IC O 19 700+ 84% 650 - 699 8% 599 - 600 - 649 1% 2% N /A 5% 50 % or less 30% 50% - 69% 36% 70% - 80% 31% 80%+ 3% 700+ 93% 50 % or less 35% 50% - 69% 29% 70% - 80% 34% 80%+ 2% R es id. 1 - 4 59% LTV R es id. 1 - 4 FICO Home Equity FICO Home Equity 56% LTV 4 Q 21

S ec ur i t i e s P o r t f olio ▪ Highly liquid, risk averse securities portfolio. ▪ The Investment portfolio declined $16 million during the quarter. 0.25% 3.25% 0.14% 0.07% 0.10% 0.12% 0.36% 0 . 25% 3 . 25% 0 . 10% 0 . 05% 0 . 15% 0 . 7 4% 1.26% 0. 9 1% 1 . 5 1 % F e d F u nd s ( up p e r ) P r i m e 1 M L I B OR S O F R Ameribor 2 Y T r e a s u r y 5 Y T r e a s u r y 10Y Treasury 1 2 / 3 1 / 2 0 2 0 3/31/2021 6/30/2021 9/30/2021 1 2 / 3 1 / 2 0 2 1 $ in millions Current Par Book Value Fair Value Unreal. G/L Book Yield Duration U.S. Treasuries $ 249 $ 254 $ 252 $ (2) 1.33% 6.1 Agency Debentures 210 220 218 (2) 1.67% 4.4 Corp Bonds 22 22 23 1 2.53% 1.3 Agency MBS 195 197 200 3 1.98% 2.7 Agency CMO 28 28 28 0 1.75% 2.2 Other 1 1 0 (0) 3.25% 0.1 Total $ 703 $ 721 $ 721 $ (0) 1.67% 4.4 M BS 28% 20 A g e n cy 30% C MO 4% C o r p 3% U ST 35% 4 Q 21

F l oa ti ng 27% F i x e d 38% A d j u st ab l e 35% - 0 . 2% - 0 . 4% - 0 . 5% - 0 . 6% 0 . 2% 2 . 6% 4 . 0% 0 . 5% 2.1% 1.3% 4 . 0% 6 . 1% 1 Q 22 2 Q 22 3 Q 22 4 Q 22 - 25bps 12 Month Ramp +100bps 12 Month Ramp +200bps 12 Month Ramp F l oa ti n g 39% 21 F i x e d 44% A d j u st ab l e 17% Int e r e s t R a t e Ri sk 4Q 2021 Loan Originations – $800 Million Loan Portfolio (excl. PPP) as of 12/31/2021 – $6.6 Billion Cumulative 2022 Net Interest Income at Risk by Quarter * * 12/31/2021 Flat Balance Sheet, Flat Rates

Ke y Ec o n o m i c V a r iabl e s - C E CL Sele Scenarios: ct Economic Variables f 3 Q ' 2 1 C E C L - B a s e li n e rom the Moody 4 Q ' 2 1 C E C L - B ’ s B a selin aseline e Forecasts Change in Forecasts 2022 2023 2022 2023 2022 2023 GDP 20,333 20,798 20,277 20,870 (56.0) 72.0 Unemployment Rate 3.6 3.5 3.6 3.5 - - Fed Fund Rate 0.1 0.5 0.2 1.0 0.1 0.5 1 0 T r e a s ury 2.22 2.77 2.20 2.80 (0.02) 0.03 CRE Price Index 328.8 354.3 339.2 366.1 10.4 11.8 ▪ The Company uses Moody’s monthly forecasts as inputs into its models for estimated credit losses under CECL. ▪ The December Baseline forecast is shows improvement from the September Baseline forecast. Slightly lower trajectory for GDP for 2022 but ultimately higher GDP in 2023; with higher interest rates and improved outlook for Commercial Real Estate valuations. ▪ Due to the near term uncertainty surrounding the impact of the Omicron variant and the course of the COVID - 19 pandemic, the Company has maintained forecast weightings. Below is how the forecasts are weighted in the CECL model: 22 Weightings of Moody's Forecast for CECL Model S3 - Moderate Recession Baseline S1 - Stronger Near Term Growth 4Q 2021 60% 40% 0% 3Q 2021 60% 40% 0% 2Q 2021 60% 40% 0% 1Q 2021 60% 40% 0% 4Q 2020 60% 40% 0% 3Q 2020 30% 40% 30%

C E C L – H i st o r i c a l All o w a n c e f o r Cr e di t L o ss e s $ milli o n s Dec'19 CECL Adopted Jan. 1 2020 Allowance for loan and lease losses (ALLL) Reserve for unfunded credits Total Allowance for Credit Losses (ACL) Loans Unfunded commitments $ 61.08 1.88 $ 67.70 10.80 $ 62.96 $ 6,738 1,364 $ 78.50 $ 6,738 1,364 Total Loans and Commitments $ 8,102 $ 8,102 PPP Loans $ - $ - Loans, excluding PPP $ 6,738 $ 6,738 ALLL / Loans, excluding PPP 0.91% 1.00% ALLL / Total Loans 0.91% 1.00% ACL / Total Loans and Commitments 0.78% 0.97% 23 Pandemic 2020 2021 Mar Dec Mar Dec $ 113.18 $ 114.40 $ 109.84 $ 99.08 17.22 13.07 13.71 14.79 $ 130.40 $ 127.47 $ 123.55 $ 113.87 $ 6,823 $ 7,269 $ 7,268 $ 7,155 1,277 1,384 1,527 1,664 $ 8,100 $ 8,653 $ 8,795 $ 8,819 $ - $ 489 $ 605 $ 68 $ 6,823 $ 6,780 $ 6,663 $ 7,087 1.66% 1.69% 1.65% 1.40% 1.66% 1.57% 1.51% 1.38% 1.61% 1.47% 1.40% 1.29%